                                                                EXHIBIT (16)(b)


                         BALANCED FUND - CLASS A SHARES
          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996

                                                      n
Formula                                         P(1+T)   = ERV

Including Payment of the Sales Charge
Net Asset Value                                  $16.05
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,084.53  = ERV
One year period ended 06/30/96                        1  = n

TOTAL RETURN FOR THE PERIOD                       8.45%  = T


Excluding Payment of the Sales Charge
Net Asset Value                                  $16.05
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,150.74  = ERV
One year period ended 06/30/96                        1  = n

TOTAL RETURN FOR THE PERIOD                      15.07%  = T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                      n
Formula                                         P(1+T)   = ERV

Including Payment of the Sales Charge
Net Asset Value                                  $16.05
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,209.83  = ERV
Inception through 06/30/96                         2.02  = n

TOTAL RETURN FOR THE PERIOD                       9.89%  = T


Excluding Payment of the Sales Charge
Net Asset Value                                  $16.05
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,283.37  = ERV
Inception through 06/30/96                         2.02  = n

TOTAL RETURN FOR THE PERIOD                      13.15%  = T

                         BALANCED FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


Formula                        ERV - P
                               -------
                                 P                    =   T

Including Payment of the Sales Charge
Net Asset Value                                    $16.05
Initial Investment                              $1,000.00   = P
Ending Redeemable Value                         $1,209.83   = ERV

TOTAL RETURN FOR THE PERIOD                        20.98%   = T


Excluding Payment of the Sales Charge
Net Asset Value                                    $16.05
Initial Investment                              $1,000.00   = P
Ending Redeemable Value                         $1,283.37   = ERV

TOTAL RETURN FOR THE PERIOD                        28.34%   = T

                         BALANCED FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996

                                                 n
Formula                                    P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                             $16.04
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,102.47  = ERV
One year period ended 06/30/96                   1  = n

TOTAL RETURN FOR THE PERIOD                 10.25%  = T


Excluding Payment of the CDSC
Net Asset Value                             $16.04
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,142.47  = ERV
One year period ended 06/30/96                   1  = n

TOTAL RETURN FOR THE PERIOD                 14.25%  = T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                 n
Formula                                    P(1+T)   = ERV


Including Payment of the CDSC
Net Asset Value                             $16.04
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,230.99  = ERV
Inception through 06/30/96                    2.02  = n

TOTAL RETURN FOR THE PERIOD                 10.84%  = T


Excluding Payment of the CDSC
Net Asset Value                             $16.04
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,265.99  = ERV
Inception through 06/30/96                    2.02  = n

TOTAL RETURN FOR THE PERIOD                 12.38%  = T

                         BALANCED FUND - CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                  ERV - P
                         -------
                           P                    =   T

Including Payment of the CDSC
Net Asset Value                              $16.04
Initial Investment                        $1,000.00   = P
Ending Redeemable Value                   $1,230.99   = ERV

TOTAL RETURN FOR THE PERIOD                  23.10%   = T


Excluding Payment of the CDSC
Net Asset Value                              $16.04
Initial Investment                        $1,000.00   = P
Ending Redeemable Value                   $1,265.99   = ERV

TOTAL RETURN FOR THE PERIOD                  26.60%   = T

                         BALANCED FUND - CLASS C SHARES


          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996

Formula                                                       P(1+T)n  =  ERV

Including Payment of the CDSC
Net Asset Value                                                $16.04
Initial Investment                                          $1,000.00  =  P
Ending Redeemable Value                                     $1,132.47  =  ERV
One year period ended 06/30/96                                      1  =  n

TOTAL RETURN FOR THE PERIOD                                    13.25%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $16.04
Initial Investment                                          $1,000.00  =  P
Ending Redeemable Value                                     $1,142.47  =  ERV
One year period ended 06/30/96                                      1  =  n

TOTAL RETURN FOR THE PERIOD                                    14.25%  =  T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1995

Formula                                                       P(1+T)n  =  ERV

Including Payment of the CDSC
Net Asset Value                                                $16.04
Initial Investment                                          $1,000.00  =  P
Ending Redeemable Value                                     $1,265.99  =  ERV
Inception through 06/30/96                                       2.02  =  n

TOTAL RETURN FOR THE PERIOD                                    12.38%  =  T

Excluding Payment of the CDSC
Net Asset Value                                                $16.04
Initial Investment                                          $1,000.00  =  P
Ending Redeemable Value                                     $1,265.99  =  ERV
Inception through 06/30/96                                       2.02  =  n

TOTAL RETURN FOR THE PERIOD                                    12.38%  =  T

                         BALANCED FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                      ERV - P
                                             -------
                                                P             =  T

Including Payment of the CDSC
Net Asset Value                                               $16.04
Initial Investment                                         $1,000.00  =  P
Ending Redeemable Value                                    $1,265.99  =  ERV

TOTAL RETURN FOR THE PERIOD                                   26.60%  =  T

Excluding Payment of the CDSC
Net Asset Value                                               $16.04
Initial Investment                                         $1,000.00  =  P
Ending Redeemable Value                                    $1,265.99  =  ERV

TOTAL RETURN FOR THE PERIOD                                   26.60%  =  T